UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 29, 2003
                                                --------------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-101254-02                06-1204982
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      (State or other                 (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)


1285 Avenue of the Americas, New York, New York                      10019
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                  ------------------------------



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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

      On March 28, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2, Class 1-A-1, Class A-R, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-IO, Class 6-A-PO, Class 7-A-1, Class 15-A-X, Class 15-PO, Class 30-A-X, Class 30-PO, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"), having an aggregate original principal balance of $570,412,839. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Bank One, N.A., as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.          Description
-----------          -----------
    4                Pooling and Servicing Agreement, dated as of March 1, 2003, among Mortgage Asset Securitization Transactions, Inc.,
                     Wells Fargo Bank Minnesota, N.A., Bank One, N.A. and UBS
                     Warburg Real Estate Securities Inc.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MORTGAGE ASSET SECURITIZATION
                                                 TRANSACTIONS, INC.


April 14, 2003

                                                 By: /s/ Hugh T. Corcoran
                                                    ----------------------------
                                                        Name: Hugh T. Corcoran
                                                        Title: Managing Director

                                                 By: /s/ Eric Daouphars
                                                    ----------------------------
                                                        Name: Eric Daouphars
                                                        Title: Director

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------
4                    Pooling and Servicing Agreement, dated             E
                     as of March 1, 2003, among Mortgage
                     Asset Securitization Transactions,
                     Inc., Wells Fargo Bank Minnesota, N.A.,
                     Bank One, N.A. and UBS Warburg Real
                     Estate Securities Inc.